UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2021

Crixus BH3 Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

819 NE 2nd Avenue, Suite 500 Fort Lauderdale, Florida		33304
(Address of principal executive offices)		(Zip Code)

(954) 416-4330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BHACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 4, 2021, the registration statement on Form S-1 (File No. 333-259269) relating to the initial public offering (the “IPO”) of Crixus BH3 Acquisition Company (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”).

On October 7, 2021, the Company consummated its IPO of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit in the IPO consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated October 4, 2021, by and among the Company, Guggenheim Securities, LLC and BTIG, LLC, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

A Warrant Agreement, dated October 4, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

A Letter Agreement, dated October 4, 2021, by and between the Company and Crixus BH3 Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

A Letter Agreement, dated October 4, 2021, by and between the Company and each of the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated October 4, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

A Registration and Stockholder Rights Agreement, dated October 4, 2021, among the Company, the Sponsor and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	A Private Placement Warrants Purchase Agreement, dated October 4, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•

Indemnity Agreements, each dated October 4, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference; and

•	An Administrative Services Agreement, dated October 4, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•

Investment Agreement, each dated October 4, 2021, by and among the Company, the Sponsor and certain anchor investors, the final form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On October 7, 2021, simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) with the Sponsor of an aggregate of 6,400,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $9,600,000, ($6,900,000 of which was deposited into the Company’s Trust Account, (as defined below)). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and, if held by the original holder or their permitted assigns, the underlying warrants (i) may be exercised on a cashless basis, and (ii) are not subject to redemption. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO. Additionally, the Sponsor has agreed not to transfer, assign, or sell any of the Private Placement Warrants or the shares of Class A Common Stock underlying them until the date that is 30 days after the date the Company completes its initial business combination.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 4, 2021, the following individuals were appointed to the board of directors of the Company: Daniel Adan, Dwight “Arne” Arnesen, Jonathan Roth and Mark Rose. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 220,000,000 shares of common stock, including (i) 200,000,000 shares of Class A Common Stock and (ii) 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

As of October 7, 2021, a total of $232,300,000 of the net proceeds from the IPO and the Private Placement was deposited in a trust account established for the benefit of the Company’s public stockholders at J.P. Morgan Chase Bank (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations and up to $100,000 of interest to pay dissolution expenses, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of the public shares the right to have their shares redeemed or to redeem 100% of the public shares if the Company does not complete its initial business combination within 18 months (or up to 24 months if the Company exercises the two three-month extensions, as described in the Registration Statement) from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the public shares or the Company’s pre-initial business combination activity, and (iii) the redemption of the public shares if the Company does not complete an initial business combination within 18 months (or up to 24 months if the Company exercises the two three-month extensions, as described in the Registration Statement) from the closing of the IPO, subject to applicable law. An audited balance sheet as of October 7, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

On October 5, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On October 7, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 4, 2021, by and among the Company, Guggenheim Securities, LLC and BTIG, LLC.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated October 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 4, 2021, by and between the Company and Crixus BH3 Sponsor LLC

10.2	Letter Agreement, dated October 4, 2021, by and between the Company and each of the executive officers and directors of the Company

10.3	Investment Management Trust Agreement, dated October 4, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.4	Registration and Stockholder Rights Agreement, dated October 4, 2021, among the Company, the Sponsor and certain security holders

10.5	Private Placement Warrants Purchase Agreement, dated October 4, 2021, between the Company and the Sponsor

10.6	Form of Indemnity Agreement.(1)

10.7	Administrative Services Agreement, dated October 4, 2021, between the Company and the Sponsor

10.8	Form of Investment Agreement

99.1	Press release, dated October 5, 2021.

99.2	Press release, dated October 7, 2021.

(1)	Incorporated by reference to an exhibit to the Registrant’s Form S-1 (File No. 333-259269), filed with the SEC on September 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIXUS BH3 ACQUISITION COMPANY

By:	/s/ Gregory Freedman
Name: Gregory Freedman Title: Co-Chief Executive Officer and Chief Financial Officer

Date: October 7, 2021